UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
 ________________________________
 FORM 8-K/A
________________________________
AMENDMENT NO. 1 TO
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 26, 2023

PROG HOLDINGS, INC.
(Exact name of Registrant as Specified in Charter)

Georgia	1-39628	85-2484385
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

256 W. Data Drive	Draper,	Utah	84020-2315
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (385) 351-1369
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.50 Par Value	PRG	New York Stock Exchange
    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
On April 26, 2023, PROG Holdings, Inc. (the "Company") filed with the U.S. Securities and Exchange Commission a Current Report on Form 8-K ("Initial Form 8-K"), which included a press release that was furnished as Exhibit 99.1 to the Initial Form 8-K (the "Press Release") and an earnings supplement presentation that was furnished as Exhibit 99.2 to the Initial Form 8-K (the "Earnings Supplement Presentation"). The Company is filing this Amendment No. 1 to Form 8-K solely to correct the range of projected earnings before income taxes for the Progressive Leasing segment set forth in the Company's revised full year 2023 outlook within the Press Release, and on slides 11 and 21 of the Earnings Supplement Presentation. All other information contained in the Press Release and Earnings Supplement Presentation remains unchanged.
ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On April 26, 2023, PROG Holdings, Inc. (the "Company") issued a press release announcing its financial results for the first quarter ended March 31, 2023, as well as a revised fiscal year 2023 financial outlook. This Amendment No. 1 to Form 8-K corrects the range of projected earnings before income taxes for the Progressive Leasing segment set forth in the Company's revised full year 2023 outlook within the Press Release. The information contained in this paragraph, as well as Exhibit 99.1 referenced herein, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
ITEM 7.01.     REGULATION FD DISCLOSURE
On April 26, 2023, the Company issued a corrected earnings supplement presentation, a copy of which is furnished herewith as Exhibit 99.2, and is incorporated herein by reference. The information contained in this paragraph, as well as Exhibit 99.2 referenced herein, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits:

Exhibit No.	Description

99.1	Press release, dated April 26, 2023.
99.2	PROG Holdings, Inc. Earnings Supplement Presentation, dated April 26, 2023.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROG Holdings, Inc.
		By:	/s/ Brian Garner
Date:	April 27, 2023		Brian Garner Chief Financial Officer